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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  MAY 20, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      MINNESOTA                      0-20243                     41-1673770
------------------------     ------------------------        -------------------
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)



        6740 SHADY OAK ROAD
      EDEN PRAIRIE, MINNESOTA                                    55344-3433
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


                        Telephone Number: (952) 943-6000
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         On May 20, 2003, ValueVision Media, Inc. issued a press release, a copy of which is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits
                  --------
                     99    Press Release dated May 20, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2003                         VALUEVISION MEDIA, INC.



                                            By /s/ Nathan E. Fagre
                                               ---------------------------------
                                               Nathan E. Fagre
                                               Senior Vice President, General
                                                  Counsel and Secretary





                                       2

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                                 EXHIBIT INDEX

No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------
99              Press Release dated May 20, 2003.............................................  Filed Electronically